UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Graphic Packaging Holding Company

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. May 22, 2019 Meeting Information GRAPHIC PACKAGING HOLDING COMPANY Meeting Type: Annual <mtgtype> Meeting For holders as of: March <recdate> 25, 2019 Date: May 22, 2019 Time: 10:00 <mtgtime> AM EDT Location: Graphic Packaging Holding Company 1500 Riveredge Parkway Suite 100 Atlanta, GA 30328 You are receiving this communication because you hold GRAPHIC PACKAGING HOLDING COMPANY shares in the above named company. 1500 Riveredge Parkway Suite 100 Atlanta, GA 30328 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.1.18 We encourage you to access and review all of the important                information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000409699 p

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement    2. Annual Report (including Form 10-K) How to View Online: Have the information that is printed in the box marked by the arrowï§ (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§ (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 08, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods . 18 . 1 . 0 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession R1                of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 0000409699 marked by the arrow    ï§ available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors    Nominees 01 Laurie Brlas 02 David D. Campbell 03 Robert A. Hagemann The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting    firm. 3. Approval of compensation paid to Named Executive Officers (Say-on-Pay). NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is given, this proxy will be voted FOR all nominees in item 1 and FOR the proposals in items 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. . 18 . 1 . 0    R1 _ 3 0000409699

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